[Scudder Investments logo]

Scudder European Equity Fund

Scudder International Select Equity Fund

A, B, C, Institutional, Investment and Premier Classes

Annual Report

October 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Investment Portfolios

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

		Scudder European Equity Fund	Scudder International Select Equity Fund
Class A	Nasdaq Symbol	DBEAX	DBISX
	CUSIP Number	61735K521	61735K489
Class B	Nasdaq Symbol	DBEBX	DBIBX
	CUSIP Number	61735K513	61735K471
Class C	Nasdaq Symbol	DBECX	DBICX
	CUSIP Number	61735K497	61735K463
Institutional Class	Nasdaq Symbol	MEUEX	MGINX
	CUSIP Number	61735K307	61735K604
Investment Class	Nasdaq Symbol	MEUVX	MGIVX
	CUSIP Number	61735K679	61735K695
Premier Class	Nasdaq Symbol	N/A	MGIPX
	CUSIP Number	N/A	61735K570

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the funds' prospectus for more complete information, including a complete description of the funds' investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2002

Scudder European Equity Fund

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder European Equity Fund	1-Year	3-Year	5-Year	Life of Class**
Class A(a)	-13.27%	13.95%	15.53%	16.69%
Class B(a)	-13.61%	13.07%	14.65%	15.81%
Class C(a)	-13.69%	13.14%	14.69%	15.85%
Institutional Class+	-12.78%	16.14%	16.97%	18.49%
MSCI Europe Index++	-13.88%	-12.47%	-1.47%	3.31%

Scudder European Equity Fund	1-Year	Life of Class***
Investment Class+	-12.98%	5.30%
MSCI Europe Index++	-13.88%	-16.86%

Sources: Lipper, Inc. and Deutsche Asset Management

+ Institutional Class and Investment Class shares are not subject to sales charges.
Net Asset Value
	Class A	Class B	Class C	Institutional Class	Investment Class
Net Asset Value: 10/31/02	$ 6.47	$ 6.41	$ 6.43	$ 17.61	$ 16.69
10/31/01	$ 7.46	$ 7.42	$ 7.45	$ 20.19	$ 19.18

Institutional Class Lipper Rankings* - European Region Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	61	of	177	35
3-Year	1	of	128	1
5-Year	1	of	65	2

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
[] Scudder European Equity Fund - Class A [] MSCI Europe Index++

Yearly periods ended October 31

Comparative Results* (Adjusted for Sales Charge)
Scudder European Equity Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(c)	Growth of $10,000	$8,174	$13,946	$19,399	$24,385
	Average annual total return	-18.26%	11.73%	14.17%	15.58%
Class B(c)	Growth of $10,000	$8,380	$14,254	$19,706	$24,694
	Average annual total return	-16.20%	12.54%	14.53%	15.81%
Class C(c)	Growth of $10,000	$8,631	$14,483	$19,845	$24,744
	Average annual total return	-13.69%	13.14%	14.69%	15.85%
MSCI Europe Index++	Growth of $10,000	$8,612	$6,707	$9,287	$12,224
	Average annual total return	-13.88%	-12.47%	-1.47%	3.31%

The growth of $10,000 is cumulative.

Growth of an Assumed $250,000 Investment*
[] Scudder European Equity Fund - Institutional Class [] MSCI Europe Index++

Yearly periods ended October 31

Comparative Results*
Scudder European Equity Fund		1-Year	3-Year	5-Year	Life of Class**	Life of Class***
Institutional Class	Growth of $250,000	$218,050	$391,600	$547,425	$710,700	-
	Average annual total return	-12.78%	16.14%	16.97%	18.49%	-
Investment Class	Growth of $10,000	$8,702	-	-	-	$11,590
	Average annual total return	-12.98%	-	-	-	5.30%
MSCI Europe Index++	Growth of $250,000, $10,000, respectively	$215,300	$167,675	$232,175	$305,600	$5,924
	Average annual total return	-13.88%	-12.47%	-1.47%	3.31%	-16.86%

The growth of $10,000/$250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower. Rankings for share classes may vary.
** The Fund commenced operations on September 3, 1996. Index returns begin August 31, 1996.
*** Investment Class commenced operations on December 23, 1999. Index returns begin December 31, 1999.
a On February 28, 2001, the Fund began offering additional shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Institutional Class shares of the Scudder European Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The differences in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c On February 28, 2001, the Fund began offering additional shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Institutional Class shares of the Scudder European Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance. Prior to August 19, 2002, the maximum initial sales charge for Class A shares was 5.50% and the maximum contingent deferred sales charge for Class B was 5.00%.
++ The MSCI Europe Equity Index is a total return index, reported in US dollars, based on share prices and reinvested gross dividends of approximately 600 companies (only those securities deemed sufficiently liquid for trading by investors) from the following 14 countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. The securities represented in this index may experience loss of invested principal and are subject to investment risk. In exchange for greater growth potential, investments in foreign securities can have added risks. These include changes in currency rates, economic and monetary policy, differences in auditing standards and risks related to political and economic developments. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Fund's performance was significantly impacted by gains from initial public offerings (IPOs) purchased in 2000 during a period when the Fund's assets were relatively small and the market for IPOs was strong. There is no assurance that any future investments in IPOs by the Fund will have a similar effect on its future performance. The Fund's performance also benefited from a one-time gain from accounting for the cancellation of certain shareholder trades in February 2000.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Scudder International Select Equity Fund

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder International Select Equity Fund	1-Year	3-Year	5-Year	Life of Class**
Class A(a)	-7.69%	-7.21%	6.66%	7.71%
Class B(a)	-8.51%	-8.14%	5.69%	6.79%
Class C(a)	-8.51%	-8.11%	5.72%	6.81%
Institutional Class+	-7.55%	-6.01%	7.62%	8.59%
MSCI EAFE Index++	-13.21%	-14.15%	-3.12%	-.24%

Scudder International Select Equity Fund	1-Year	3-Year	Life of Class***
Investment Class+	-7.72%	-6.55%	-6.53%
MSCI EAFE Index++	-13.21%	-14.15%	-14.15%

Scudder International Select Equity Fund	1-Year	Life of Class****
Premier Class+	-7.31%	-20.81%
MSCI EAFE Index++	-13.21%	-18.27%

Sources: Lipper, Inc. and Deutsche Asset Management

+ Institutional Class, Investment Class and Premier Class shares are not subject to sales charges.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class	Investment Class	Premier Class
Net Asset Value:
10/31/02	$ 7.56	$ 7.42	$ 7.42	$ 13.35	$ 13.14	$ 13.28
10/31/01	$ 8.19	$ 8.11	$ 8.11	$ 14.45	$ 14.24	$ 14.37
Distribution Information: Twelve Months:
Income Dividends	$ -	$ -	$ -	$ .01	$ -	$ .045

Institutional Class Lipper Rankings* - International Equity Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	120	of	814	15
3-Year	68	of	587	12
5-Year	7	of	413	2

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
[] Scudder International Select Equity Fund - Class A [] MSCI EAFE Index++

Yearly periods ended October 31

Comparative Results* (Adjusted for Sales Charge)
Scudder International Select Equity Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(c)	Growth of $10,000	$8,700	$7,530	$13,010	$16,403
	Average annual total return	-13.00%	-9.02%	5.40%	6.86%
Class B(c)	Growth of $10,000	$8,875	$7,612	$13,091	$16,332
	Average annual total return	-11.25%	-8.69%	5.53%	6.79%
Class C(c)	Growth of $10,000	$9,149	$7,759	$13,207	$16,352
	Average annual total return	-8.51%	-8.11%	5.72%	6.81%
MSCI EAFE Index++	Growth of $10,000	$8,679	$6,327	$8,534	$9,824
	Average annual total return	-13.21%	-14.15%	-3.12%	-.24%

The growth of $10,000 is cumulative.

Growth of an Assumed $250,000 Investment*
[] Scudder International Select Equity Fund - Institutional Class [] MSCI EAFE Index++

Yearly periods ended October 31

Comparative Results*
Scudder International Select Equity Fund		1-Year	3-Year	5-Year	Life of Class**	Life of Class***	Life of Class****
Institutional Class	Growth of $250,000	$231,125	$207,600	$360,975	$462,325	-	-
	Average annual total return	-7.55%	-6.01%	7.62%	8.59%	-	-
Investment Class	Growth of $10,000	$9,228	$8,162	-	-	$8,162	-
	Average annual total return	-7.72%	-6.55%	-	-	-6.53%	-
Premier Class	Growth of $5,000,000	$4,634,500	-	-	-	-	$2,682,500
	Average annual total return	-7.31%	-	-	-	-	-20.81%
MSCI EAFE Index++	Growth of $250,000, $10,000, $5,000,000, respectively	$216,975	$158,175	$213,350	$245,600	$6,327	$2,917,000
	Average annual total return	-13.21%	-14.15%	-3.12%	-.24%	-14.15	-18.27

The growth of $10,000 is cumulative.

The minimum investment for Institutional shares is $250,000.

The minimum investment for Premier Shares is $5,000,000.

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower. Rankings for share classes may vary.
** The Fund commenced operations on May 15, 1995. Index returns begin May 31, 1995.
*** Investment Class commenced operations on October 29, 1999. Index returns begin October 31, 1999.
****Premier Class commenced operations on February 29, 2000. Index returns begin
February 29, 2000.
a On February 28, 2001, the Fund began offering additional classes of shares, namely the Class A, B, and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Institutional Class shares of the Scudder International Select Equity Fund during such periods and have been adjusted to reflect the different total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c On February 28, 2001, the Fund began offering additional shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Institutional Class shares of the Scudder International Select Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance. Prior to August 19, 2002, the maximum initial sales charge for Class A shares was 5.50% and the maximum contingent deferred sales charge for Class B was 5.00%.
++ The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

In recent months, signals about the United States economic recovery have been mixed. While gross domestic product (GDP) has been growing at a rate of about 3 percent since late 2001, the nation's unemployment rate climbed to 6 percent in November, the highest level since April. During the late summer and early fall months, consumers spent less money than they did in the earlier part of the year. Companies, fearful that consumers would not buy their products and that they would be left with vast inventories of goods they could not sell (and were costly to store), slowed their manufacturing. Since companies weren't manufacturing as many products, they needed fewer employees - and thus hired fewer workers.

The good news is that we believe this slowdown is the temporary result of corporate financial scandals and political uncertainty, and the recovery will ultimately continue.

Several things are helping to keep the economy on track. First and perhaps foremost, the government has lowered interest rates to keep the economy from slowing down too much. Throughout the year, the Federal Reserve Board has said that it believes interest rates are low enough to encourage an economic recovery. It promised, however, to look out for signs of a slowdown and to cut rates again if necessary. The Fed saw the same signs of slowing that we did, and on November 6, cut 50 basis points (one-half percentage point). We believe the Fed will cut more if necessary, and will not begin to raise rates until well into 2003, after the economic recovery becomes stronger.

Another factor keeping the economy on track is a robust housing sector. Because interest rates have been low, people have been buying more homes. The Commerce Department said new home sales rose 6.4 percent in November - the largest monthly percentage jump since December 2000. And when people buy homes - as when they buy any other products - the economy is stimulated.

How will the slowdown and ultimate recovery affect the fixed-income markets? Interest rates and bond prices tend to move in opposite directions. So as interest rates have fallen, bond prices have risen. But when the recovery eventually strengthens and the Fed raises interest rates, bond prices will likely fall again. But we don't expect them to fall too drastically, because we don't expect interest rates to increase too drastically.

How will the slowdown and ultimate recovery affect the equity markets? Stock prices catapulted to what we believe were unjustified levels in the late 1990s. Stocks still aren't cheap, especially given the recent rally. But prices have now returned to more reasonable levels. While we don't expect stock prices to fall drastically, we don't expect them to come anywhere close to what we saw during the 1980s and 1990s.

The situation is similar abroad. Economic activity remains sluggish, with Japan and much of Europe struggling. But, as in the United States, we expect activity to improve gradually next year.

Deutsche Asset Management, Inc.
Deutsche Asset Management Investment Services Ltd.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of November 11, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder International Equity Funds: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder European Equity Fund. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. Deutsche Asset Management Investment Services Ltd. ("DeAMIS") is the Scudder European Equity Fund's sub-advisor. DeAMIS is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAMIS, which is part of Deutsche Asset Management, is the investment advisor for Scudder International Select Equity Fund. DeAMIS is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. and DeAMIS are indirect, wholly-owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Teams

Scudder European Equity Fund

Alexander (Sandy) Black

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1994.

• Head of European Equity portfolio selection team, portfolio manager Europe ex-UK & Euroland Equity, and head of European Equity local research team: London.

• MA, Cambridge University, UK.

Julian Barrell

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1997.

• European portfolio manager and member of the European portfolio selection team.

• BSc, Southhampton University, UK.

Joerg Breedveld

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1991 as a portfolio manager, previously serving as investment advisor and financial analyst for German equities within Deutsche Bank Research.

• Head of global portfolio selection team for Europe ex-UK and Euroland Equities, member of European portfolio selection team, European Mid-Cap Equity analyst and portfolio manger for German and Europe Equities: Frankfurt.

Katrina Mitchell

Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1993 as a Graduate Trainee.

• Portfolio manager for European Equity and European ex-UK & Euroland Equity and member of the European Equity local research team: London.

• BA, Exeter University, UK.

Michael Schmidt

CFA, Director of Deutsche Asset Management and and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1994.

• Head of global equity research team for Telecom Services sector and portfolio manager for European Equity and European ex-U.K. & Euroland Equity: Frankfurt.

• Hochschule fuer Bankwirtschaft (private banking college), Germany.

John Wood

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1998.

• Head of UK Portfolio Management; Chairman of the UK portfolio selection team and a member of the European Portfolio selection team: London.

• Previously worked at SG Warburg Group; management consultant with McKinsey; UK Equity Fund Manager with Mercury Asset Management; Head of Equities with Foreign & Colonial Management.

• MA, Oxford; MBA, Harvard Business School.

Scudder International Select Equity Fund

Alexander Tedder

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

• Joined Deutsche Asset Management in 1994.

• Head of EAFE Equity Portfolio selection team.

• Previously, European analyst (1990-1994) and representative for Schroders.

• 13 years of investment industry experience.

• MA, Freiburg University.

Clare Gray

CFA, Director of Deutsche Asset Management and and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1993.

• Portfolio manager with primary focus on European markets and senior analyst covering global telecommunications and pulp and paper.

• Over 10 years of investment industry experience.

• BS, Cornell University.

Stuart Kirk

Vice President of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1995 as analyst and fund manager in London, having since served as portfolio manager and analyst for International Equity in Sydney.

• Portfolio manager for EAFE Equity and global equity analyst for Business Services & Transport sector: London.

• MA, Cambridge University.

James Pulsford

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1984.

• Portfolio manager and analyst for international equities and head of Japanese equity team for DB Absolute Return Strategies: London.

• Previously managed Japanese Small Cap Equities in Tokyo.

• BA, Oxford University.

Marc Slendebroek

Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1994.

• Portfolio manager for EAFE Equities: London.

• Previously an equity analyst at Kleinwort Benson Securities and at Enskilda Securities.

• MA, University of Leiden (Netherlands).

Scudder European Equity Fund

Effective August 19, 2002, Deutsche Asset Management changed the name of Deutsche European Equity Fund to Scudder European Equity Fund as part of its new business model, bringing together the Deutsche Asset Management and Scudder families of funds under one unified Scudder Investments brand. This change does not affect the value of your investment in the fund.

In the following interview, London-based Lead Portfolio Manager Sandy Black discusses Scudder European Equity Fund's strategy and the market environment during the 12-month period ended October 31, 2002, and offers an outlook for the months ahead.

Q: How did Scudder European Equity Fund perform in fiscal year 2002?

A: Scudder European Equity Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Index, for the 12 months ended October 31, 2002. The MSCI Europe benchmark is an unmanaged, capitalization-weighted measure of 15 stock markets in Europe. Scudder European Equity Fund produced a return of -13.27 percent (Class A shares unadjusted for sales charges) for the fiscal year, as compared with -13.88 percent for the benchmark. The fund also outperformed the Lipper European Region Funds average annual return of -13.28 percent. (For standardized performance for all share classes, please see page 3.)

While the European equity markets as a whole posted disappointing absolute performance, the fund's relative outperformance was due primarily to effective stock selection throughout the annual period. On the other hand, the fund's growth bias - wherein we focus on stocks with strong cash flow, earnings growth and cash-flow return on investment - negatively affected fund performance. Value stocks outperformed growth stocks for the fiscal year.

Q: What were the best and worst individual stock performers during the annual period?

A: The biggest contributors to fund returns included Spain's Banco Popular, Italy's oil and gas company ENI, France's construction company Vinci, Finland's wireless telephony giant Nokia and Italy's energy services company Saipem. The fund also benefited from its zero weight position in French media conglomerate Vivendi Universal. Vivendi has been plagued by accounting transparency concerns as well as by a significant decline in profitability following numerous acquisitions.

On the other hand, the major detractors from fund performance included France's information technology consulting firm Altran Technologies, France's aluminum company Pechiney and several financial holdings. Most notably, disappointments in the financials sector were Germany's MLP, Munich Re and Allianz AG Holding.

Q: Did sector positioning have a significant impact on fund performance?

A: In Scudder European Equity Fund, sector positioning is a result of bottom-up individual stock selection, rather than sector bets. That said, the fund was modestly overweight in the energy sector through most of the fiscal year. A combination of a warm winter and higher inventories initially placed downward pressure on energy stocks, but the crisis in the Middle East and the increasingly imminent risk of war in Iraq supported the higher prices of crude oil. During the second half of the period, we increased the portfolio's positions in Italy's ENI and the United Kingdom's BP. If war does indeed ensue in Iraq, we intend to reduce the fund's position in this sector, as we would expect oil prices to fall once the conflict is over.

The fund was also overweight in health care. This sector benefited from good earnings visibility, impressive returns on invested capital and relatively stable demand as the world population ages. Positions here included France's Aventis, Germany's Fresenius Medical Care and Schering, the United Kingdom's AstraZeneca and Switzerland's Roche.

Driven solely by stock-specific catalysts, the fund was modestly overweight in the information technology and telecommunications sectors. Its major holdings were Nokia and the Netherlands' ASM Lithography, both leaders in their respective industries.

Conversely, the fund's biggest underweight was in the financials sector. This positioning, which proved to be prudent, was driven by our concerns over ongoing deterioration in credit quality, especially in banks. These stocks performed well during the first half of the period based on a low interest-rate environment and attractive valuations. However, we correctly anticipated more bank loan defaults in the second half of the fiscal period. The fund was also underweight in insurance companies, due to capital inadequacy issues. However, we expect a recovery in this subsector sometime in 2003 and thus would look to take advantage of current lower stock prices to increase the fund's weighting in insurers in the near term. We prefer to manage the market risk of insurers over the credit risk of banks.

The fund was also underweight in the materials and consumer staples sectors and regionally, the fund was underweight in the United Kingdom as compared with Continental Europe. This is primarily because it was harder to find attractive growth companies in the United Kingdom.

Q: Besides careful stock selection, what other strategies did you apply to manage risk?

A: Perhaps most significantly, we eliminated the fund's position in emerging Europe during the second half of the fiscal year. The equity markets in emerging Europe performed well during the first half, relatively insulated from the world economy. However, as the fiscal year progressed, it became increasingly clear that the risk premium on these stocks would likely rise, as the quality of information from this region's corporate sector as well as the level of confidence in company managements would be less reliable than in the developed markets.

Of course, we also used trading strategies to manage risk, buying and selling stocks and adding to and reducing positions throughout the fiscal year.

Q: Was the overall European equity market environment supportive of the fund's performance?

A: The European equity markets outperformed the US markets on a relative basis. Still, there was extreme volatility during the fiscal year, as market sentiment swung from buoyant optimism to fears of a profitless recovery.

As expectations of an imminent global economic recovery gained ground, most of the European equity markets rallied in the last months of 2001. During the first half of 2002, the markets were generally flat, as an uneasy truce was kept between dashed expectations of the economic recovery and some corporate earnings upgrades. The last four months of the fiscal year reflected a roller coaster of bear market declines and rallies. Geopolitical risks, corporate governance worries, sluggish global economic activity and a lack of stimulus from the European Central Bank all weighed heavily on European equities.

The United Kingdom was the best-performing equity market within the MSCI Europe Index, primarily due to its strong representation in the health care and oil sectors. The health care and oil sectors, together with materials, were the best-performing sectors in the MSCI Europe Index for the annual period. In US dollar terms, the more defensive UK market outperformed Continental Europe. Germany was the worst performer of the developed markets. Germany's equity market suffered most from poor economic growth. From a sector perspective, financials and information technology lagged.

Q: What is your outlook for the European equity markets?

A: Our view is one of tempered optimism. Clearly, the valuation bubble of late 1999 and 2000 has burst, as the impact of a weaker global economy, falling corporate profits and an increased investor risk premium has been seen across the European equity markets. On the other hand, such an environment leads us to be more confident that the equity markets are close to their bottoms. While we look forward to a broad market recovery, we do not believe it will be a rapid one. Geopolitics and the subdued outlook for economic growth will likely continue to have significant implications for corporate earnings forecasts.

We believe that the European equity markets should begin to produce modest positive returns into 2003. Based on free-cash-flow yield and dividend yield, we are beginning to once again see some attractive investment opportunities, which should, in turn, help to reestablish investor confidence. We remain committed to the European equity markets, with stock selection as the key to our investment strategies.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Scudder International Select Equity Fund

Effective August 19, 2002, Deutsche Asset Management changed the name of Deutsche International Select Equity Fund to Scudder International Select Equity Fund as part of its new business model, bringing together the Deutsche Asset Management and Scudder families of funds under one unified Scudder Investments brand. This change does not affect the value of your investment in the fund.

In the following interview, London-based Lead Portfolio Manager Alex Tedder discusses Scudder International Select Equity Fund's strategy and the market environment during the 12-month period ended October 31, 2002, and offers an outlook for the months ahead.

Q: How did Scudder International Select Equity Fund perform in fiscal year 2002?

A: Scudder International Select Equity Fund significantly outperformed its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index, for the 12 months ended October 31, 2002. The MSCI EAFE is an unmanaged index generally accepted as a benchmark for developed overseas markets. The fund declined 7.69 percent (Class A shares unadjusted for sales charges) for the fiscal year, as compared with -13.21 percent for the benchmark. (For standardized performance for all share classes, please see page 7.)

Despite massive volatility and disappointing absolute performance in the international equity markets as a whole, we were able to add value for our investors. Virtually all of the excess return came from effective individual stock selection. We continued to focus on those stocks we believed to offer relative value without compromising the overall growth bias of the portfolio. Using our bottom-up stock selection process, our policy has consistently been to seek companies with robust business models and balance sheets, quality managements and an ability to sustain earnings through challenging times. This strategy led to strong relative results.

Q: What were the major themes that dominated stock selection activity during the annual period?

A: There were three major themes during the fiscal year. During the first half of the year, we used what we call "sticking to the knitting." While somewhat dated, this description summarizes fairly neatly our approach to short-term weakness in individual stocks. Provided that the basic hypothesis for investing in a stock remained unchanged, we stuck with a position and, indeed, added to it during periods of weakness. We also bought into unfashionable sectors when there was value. Our view was based on the premise that there would almost always be fluctuations around intrinsic value and that these fluctuations provided opportunities to either lower the portfolio's average book cost or to buy into sectors at attractive levels.

During the second half of the year, we switched to a "buying beta at the right price" approach. We selectively built positions in higher-beta names, or stocks that are typically more volatile but capable of higher returns than stocks with a lower beta. Beta is a statistical calculation used to measure a stock's volatility compared with the rest of the stock market. High-beta stocks historically have more volatility but also have the potential for higher returns. Low-beta stocks historically are not as volatile but have less potential to generate higher returns. We made such decisions by adhering closely to our CFROI (cash-flow return on investment) valuation methodology in an attempt to identify the intrinsic value in companies. Our analytical work led us to believe that some of the quality companies had been oversold to extremely depressed levels.

The third theme that we used throughout the annual period was our stock selection activity in Japan. For anyone investing internationally, Japan remains a dilemma. Its equity market is still structurally unattractive, particularly in light of the ongoing weakness of its financial sector, the refusal of many companies to restructure aggressively and the reluctance of the consumer to spend. Japanese equities remained volatile. Our approach to Japan remained the same throughout the fiscal year - we would hold a Japanese investment only if it made sense in a global context. As it turned out, the greatest contributors to fund performance during the third calendar quarter were the Japanese names in the portfolio.

Q: What were the best and worst individual stock performers for the fiscal year overall?

A: The biggest contributors to fund returns included Vodafone, British Sky Broadcasting, P&O Princess Cruises, ASML Holding, Nestle and Royal Bank of Scotland. Several of the fund's positions in autos, such as Toyota, also performed well. Oil stocks, including TotalFina and ENI, benefited from increased geopolitical risk generally and these two producers' efficiencies of cost and scale particularly. Reinsurance stock Swiss Re contributed to fund returns, experiencing some of the best pricing conditions in decades. Several domestic European banks, including BNP Paribas and Banco Popular, performed well during the first half of the fiscal year. We sold them during the second half, taking profits when they reached the price targets we had established for them.

On the other hand, the major detractors from fund performance included biotech firm CSL, pharmaceutical company GlaxoSmithKline, consumer finance firm Promise, electronics firm Hitachi, food retailer Ahold and semiconductor chip manufacturer STMicroelectronics. We sold each of these positions during the fiscal year.

Q: Was the overall international equity market environment supportive of the fund's performance?

A: The international equity markets outperformed US markets. Still, there was extreme volatility during the fiscal year, as market sentiment swung from buoyant optimism to fears of a profitless recovery.

As expectations of an imminent global economic recovery gained ground, most of the world equity markets rallied in the last months of 2001. During the first half of 2002, the markets were generally flat, as an uneasy truce was kept between dashed expectations of the economic recovery and some corporate earnings upgrades. The last four months of the fiscal year reflected a roller coaster of bear market declines and rallies. Geopolitical risks, corporate governance and accounting worries, combined with sluggish global economic activity and a poor outlook for corporate earnings, all continued to weigh on sentiment. However dollar-based investors benefited from a euro that rallied substantially against a weakening US dollar.

Europe was affected by a lack of stimulus from the European Central Bank and by several important political elections, including those in Germany and France. Germany was the worst performer of the developed markets. Germany's equity market suffered most from poor economic growth and a high exposure to the weak manufacturing and industrial sectors. Apart from wage inflation, the specter of deflation in Germany also continued to concern investors. The United Kingdom was the best-performing equity market in Europe. Its economic growth remained relatively robust, spurred by low interest rates, low unemployment, healthy consumer spending and a strong housing market.

While there was a high correlation between the European and US equity markets, Japan had a low correlation with the United States. In spite of Japan's ongoing structural-reform problems, its equity market performed relatively well through September. It benefited most from an improved demand for Japanese exports, specifically technology, which has driven inventory restocking. The yen was volatile, but flat over the course of the period. Japan was the worst-performing developed market during October. Its equity market hit a 20-year low largely in response to public comments made by Japan's new financial affairs minister that were not as promising of reform as initially anticipated.

Q: What is your outlook for the international equity markets?

A: Global equity markets rebounded in October from their third-calendar-quarter lows. However, geopolitical risks remain as the United States continues to canvass for wider support in the UN Security Council to disarm Iraq. During October, the world was again shaken by violent terrorist and rebel activity as 180 people died in the Bali bombing and Chechen rebels took 700 people hostage in a Moscow theater.

Despite the periodic rallies thus far in the fourth calendar quarter, global equity markets seem destined to record a third year of negative returns. We still expect a modest upturn in global growth during 2003, and we anticipate that this will be mirrored in the equity markets.

As always, we are focusing our attention on our fundamental research-based investment process. During this bear market, as sectors have been aggressively marked down, all companies have declined. In our view, much of the wheat has been thrown out with the chaff. Indeed, growth-oriented stocks appear to no longer price in almost any possibility of future growth. While there remain problems at the more volatile end of the market, such as within the financials sector, we believe this to be an overly pessimistic scenario.

At this stage, we continue to look for opportunities for Scudder International Select Equity Fund, adhering closely to our CFROI valuation methodology in an attempt to identify the intrinsic value in companies. We feel that by focusing on such measures, we will be able to look through this volatility and identify the soundest companies - those that will be able to deliver sustained outperformance over the long term.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2002

Scudder European Equity Fund

Geographical (Excludes Cash Equivalents)	10/31/02	10/31/01

United Kingdom	32%	18%
France	15%	15%
Switzerland	14%	3%
Germany	10%	7%
Netherlands	9%	6%
Finland	4%	-
Italy	4%	7%
Spain	4%	6%
Denmark	3%	2%
Other	5%	36%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/02	10/31/01

Financials	20%	28%
Health Care	16%	11%
Energy	13%	13%
Consumer Staples	11%	11%
Industrials	10%	8%
Consumer Discretionary	8%	5%
Telecommunication Services	8%	12%
Information Technology	5%	-
Materials	5%	4%
Utilities	-	7%
Other	4%	1%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2002 (33.8% of Portfolio)
1. Total Fina Elf SA Producer of oil and natural gas	France	3.9%
2. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	3.9%
3. Novartis AG Manufacturer of pharmaceutical and nutrition products	Switzerland	3.7%
4. GlaxoSmithKline PLC Developer of vaccines and health-related consumer products	United Kingdom	3.5%
5. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	3.4%
6. Nokia Oyj Manufacturer of telecommunication systems and equipment	Finland	3.2%
7. Nestle SA Producer and seller of food products	Switzerland	3.1%
8. BP PLC Exporter and producer of oil and natural gas	United Kingdom	3.1%
9. Shell Transport & Trading Co., PLC Provider of oil and gas	United Kingdom	3.0%
10. Aventis SA Manufacturer of life science products	France	3.0%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 31. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Scudder International Select Equity Fund

Geographical (Excludes Cash Equivalents)	10/31/02	10/31/01

Continental Europe	45%	60%
United Kingdom	29%	26%
Japan	22%	12%
Asia (ex Japan)	2%	2%
Australia	2%	-
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/02	10/31/01

Consumer Discretionary	20%	22%
Financials	18%	18%
Industrials	13%	13%
Consumer Staples	12%	9%
Health Care	10%	12%
Information Technology	7%	8%
Telecommunication Services	7%	3%
Energy	6%	6%
Utilities	5%	7%
Other	2%	2%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2002 (34.4% of Portfolio)
1. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	4.2%
2. Novartis AG Manufacturer of pharmaceutical and nutrition products	Switzerland	3.8%
3. Nestle SA Producer and seller of food products	Switzerland	3.8%
4. Total Fina Elf SA Producer of oil and natural gas	France	3.8%
5. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	3.6%
6. AstraZeneca PLC Manufacturer of pharmaceutical and agrochemical products	United Kingdom	3.4%
7. Swiss Re Provider of reinsurance, insurance and banking services	Switzerland	3.1%
8. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	3.0%
9. British Sky Broadcasting Group PLC Provider of broadcast and entertainment services	United Kingdom	2.9%
10. Canon, Inc. Producer of visual image and information equipment	Japan	2.8%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 35. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolios as of October 31, 2002

Scudder European Equity Fund	Shares	Value ($)

Common Stocks 98.3%
Belgium 1.2%
Interbrew (Operator of brewing business)	11,220	252,779
Denmark 3.4%
Danske Bank AS (Provider of financial services)	23,210	369,584
Group 4 Falck AS (Operator of rescue stations and provider of emergency services)	4,690	115,615
Novo Nordisk AS "B" (Producer of pharmaceuticals with a specialty in diabetic treatment)	8,400	231,696
		716,895
Finland 3.9%
Fortum Oyj ADR (Provider of a full range of energy related services)	25,790	154,516
Nokia Oyj (Manufacturer of telecommunication systems and equipment)	39,060	663,381
		817,897
France 14.9%
Autoroutes du Sud de la France* (Developer and operator of toll roads)	5,980	149,175
Aventis SA (Manufacturer of life science products)	10,367	620,606
Carrefour SA (Operator of supermarkets and food retailer)	2,940	136,490
Groupe Danone (Producer of food products worldwide)	1,620	210,161
Pechiney SA "A"* (Manufacturer of aluminum products as well as other specialty metals)	7,860	242,542
Schneider Electric SA (Manufacturer of electronic components and automated manufacturing systems)	5,080	235,438
Suez SA (Builder of water treatment plants)	17,240	303,042
Total Fina Elf SA (Producer of oil and natural gas)	5,927	816,449
Valeo SA (Manufacturer of automobile components)	5,230	154,083
Vinci SA (Builder of roads and provider of engineering and construction services)	4,639	259,102
		3,127,088
Germany 8.4%
Bayerische Motoren Werke AG (Manufacturer of luxury cars and motorcycles)	4,810	171,480
Deutsche Telekom AG (Registered) (Provider of telecommunication services)	29,100	333,997
E.ON AG (Distributor of electricity to commercial and residential customers)	7,896	357,347
Fresenius Medical Care AG (Manufacturer of medical devices)	5,560	136,275
MAN AG (Manufacturer of buses and utility vehicles)	9,430	112,996
Metro AG (Operator of building, clothing, electronic and food stores)	6,420	147,499
Schering AG (Producer of pharmaceuticals and industrial chemicals)	2,990	137,242
Siemens AG (Manufacturer of electrical and electronic equipment)	4,741	223,013
Volkswagen AG* (Manufacturer of economy and luxury automobiles)	3,925	148,286
		1,768,135
Ireland 1.0%
CRH PLC (Miner and producer of cement)	16,080	203,031
Italy 4.0%
Eni SpA* (Provider of oilfield and engineering services)	38,396	533,090
Snam Rete Gas SpA (Operator of Italy's natural gas distribution network)	56,910	170,201
Telecom Italia SpA (Provider of telecommunication services)	15,568	123,644
		826,935
Netherlands 9.3%
ABN AMRO Holding NV (Provider of financial services)	18,410	270,372
Akzo Nobel NV (Producer and marketer of health care products, coatings, chemicals and fibers)	10,298	307,983
ASML Holding NV* (Developer of photolithography projection systems)	23,170	203,065
Gucci Group NV (Designer and producer of personal luxury accessories and apparel)	2,255	204,219
ING Groep NV (Provider of financial services to individuals, corporations and other institutions)	27,160	454,283
Koninklijke (Royal) Philips Electronics NV (Manufacturer of lighting and electronic products)	20,600	369,243
VNU NV (Provider of publishing services)	5,280	141,752
		1,950,917
Spain 3.7%
Banco Popular Espanol SA (Provider of retail banking services)	8,338	357,038
Telefonica SA* (Provider of telecommunication services)	44,781	424,841
		781,879
Sweden 2.7%
Assa Abloy AB "B"* (Manufacturer of security locks)	20,290	200,412
Securitas AB "B"* (Installer of security systems and provider of guard services)	14,450	201,081
Svenska Handelsbanken AB "A"* (Provider of banking services)	12,030	153,619
		555,112
Switzerland 13.7%
Nestle SA (Registered) (Producer and seller of food products)	3,070	658,214
Novartis AG (Registered) (Manufacturer of pharmaceutical and nutrition products)	20,590	785,271
Roche Holding AG (Developer of pharmaceutical and chemical products)	5,990	424,031
Swiss Re (Registered) (Provider of reinsurance, insurance and banking services)	6,270	435,358
Syngenta AG (Producer of seeds and chemicals for crop protection)	3,790	225,546
UBS AG (Registered)* (Provider of commercial and investment banking services)	7,210	343,601
		2,872,021
United Kingdom 32.1%
AstraZeneca PLC (Manufacturer of pharmaceutical and agrochemical products)	5,470	204,097
BAA PLC (Owner and operator of airports)	38,890	347,101
BP PLC (Exporter and producer of oil and natural gas)	100,695	645,888
Brambles Industries PLC (Provider of material handling and industrial services)	77,640	255,074
British Sky Broadcasting Group PLC* (Provider of broadcast and entertainment services)	35,220	332,528
BT Group PLC (Provider of telecommunications services)	48,290	137,118
Canary Wharf Group PLC (REIT)* (Operator of real estate development company)	21,410	125,606
Diageo PLC (Producer and distributor of food products, beer and liquor)	9,970	112,381
GlaxoSmithKline PLC (Developer of vaccines and health-related consumer products)	38,013	725,527
HSBC Holdings PLC (Provider of international banking and financial services)	52,660	586,574
Imperial Tobacco Group PLC (Manufacturer of tobacco products)	12,290	192,271
Legal & General Group PLC (Holder of company which provides financial products)	179,386	311,511
Royal Bank of Scotland Group PLC (Provider of a wide range of financial services)	34,364	808,562
Scottish & Southern Energy PLC (Distributor of electric power)	10,190	101,071
Shell Transport & Trading Co., PLC (Provider of oil and gas)	98,733	634,456
The Sage Group PLC (Distributor of accounting and payroll software)	77,109	176,125
Unilever PLC* (Manufacturer of consumer goods, food and personal care products)	31,960	315,749
Vodafone Group PLC (Provider of mobile telecommunication services)	448,253	720,559
		6,732,198
Total Common Stocks (Cost $23,199,722)		20,604,887

Preferred Stocks 1.7%
Germany
Henkel KGaA (Manufacturer of various chemical based products) (Cost $320,016)	5,550	353,403
Total Investment Portfolio - 100.0% (Cost $23,519,738) (a)		20,958,290

* Non-income producing security.
(a) The cost for federal income tax purposes was $23,946,298. At October 31, 2002, net unrealized depreciation for all securities based on tax cost was $2,988,008. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $565,889 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,553,897.

The accompanying notes are an integral part of the financial statements.

Scudder International Select Equity Fund	Shares	Value ($)

Common Stocks 97.9%
Australia 2.2%
Telstra Corp., Ltd. (Provider of telecommunication services)	1,888,100	4,987,982
Belgium 1.9%
Interbrew (Operator of brewing business)	183,562	4,135,528
Denmark 2.5%
Group 4 Falck AS* (Operator of rescue stations and provider of emergency services)	229,732	5,663,211
Finland 1.8%
Nokia Oyj (Manufacturer of telecommunication systems and equipment)	240,400	4,082,868
France 8.2%
Schneider Electric SA (Manufacturer of electronic components and automated manufacturing systems)	114,900	5,325,160
Total Fina Elf SA (Producer of oil and natural gas)	61,500	8,471,670
Vinci SA (Builder of roads and provider of engineering and construction services)	82,900	4,630,207
		18,427,037
Germany 4.6%
Deutsche Boerse AG (Provider of financial services)	131,100	4,699,786
E.ON AG (Distributor of electricity to commercial and residential customers)	123,500	5,589,204
		10,288,990
Hong Kong 2.1%
Hong Kong Electric Holdings Ltd. (Operator of a gas utility company)	1,167,400	4,744,829
Ireland 2.3%
CRH PLC (Miner and producer of cement)	408,520	5,158,106
Italy 2.7%
Eni SpA (Provider of oilfield and engineering services)	430,301	5,974,302
Japan 22.0%
Canon, Inc. (Producer of visual image and information equipment)	169,000	6,235,246
Daito Trust Construction Co., Ltd. (Provider of construction and building management services)	225,100	4,418,950
Kao Corp. (Manufacturer of household and chemical products)	235,000	5,370,990
Mitsubishi Corp. (Operator of a general trading company)	780,000	4,870,623
Nintendo Co., Ltd. (Manufacturer of game equipment)	46,800	4,507,714
Nomura Holdings, Inc. (Provider of financial services)	443,000	5,098,604
Sony Corp. (Manufacturer of consumer electronic products)	144,900	6,233,148
Takeda Chemical Industries Ltd. (Manufacturer of pharmaceutical products)	140,000	5,816,668
Toyota Motor Corp. (Manufacturer of diversified automotive products)	280,600	6,825,467
		49,377,410
Netherlands 9.6%
Aegon NV (Provider of insurance and financial services)	425,000	5,761,813
ASML Holding NV* (Developer of photolithography projection systems)	701,862	6,151,227
TPG NV (Provider of transportation services)	273,830	4,436,404
VNU NV (Provider of publishing services)	191,996	5,154,523
		21,503,967
Switzerland 10.7%
Nestle SA (Registered) (Producer and seller of food products)	39,620	8,494,601
Novartis AG (Registered) (Manufacturer of pharmaceutical and nutrition products)	225,600	8,604,037
Swiss Re (Registered)* (Provider of reinsurance, insurance and banking services)	99,259	6,892,052
		23,990,690
United Kingdom 27.3%
AstraZeneca PLC (Manufacturer of pharmaceutical and agrochemical products)	201,800	7,529,592
BAA PLC (Owner and operator of airports)	551,900	4,925,813
British Sky Broadcasting Group PLC* (Provider of broadcast and entertainment services)	682,135	6,440,350
Canary Wharf Group PLC (REIT)* (Operator of real estate development company)	803,708	4,715,106
Man Group PLC (Operator of a commodities trading company)	306,000	4,557,433
P & O Princess Cruises PLC (Operator of an international cruise line)	708,200	5,196,257
Royal Bank of Scotland Group PLC (Provider of a wide range of financial services)	345,100	8,119,975
Signet Group PLC (Retailer of jewelry, watches, gifts and accessories)	3,650,000	5,082,118
Tesco PLC (Operator of food stores)	1,700,700	5,274,761
Vodafone Group PLC (Provider of mobile telecommunication services)	5,906,500	9,494,540
		61,335,945
Total Common Stocks (Cost $225,147,649)		219,670,865
Preferred Stocks 2.1%
Germany
Henkel KGaA (Manufacturer of various chemical based products) (Cost $4,465,722)	74,870	4,767,444
Total Investment Portfolio - 100.0% (Cost $229,613,371) (a)		224,438,309

* Non-income producing security.
(a) The cost for federal income tax purposes was $230,391,355. At October 31, 2002, net unrealized depreciation for all securities based on tax cost was $5,953,046. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,978,996 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,932,042.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of October 31, 2002
Assets	Scudder European Equity Fund	Scudder International Select Equity Fund
Investments in portfolio, at value (cost of $23,519,738 and $229,613,371, respectively)	$ 20,958,290	$ 224,438,309
Cash	341,259	2,944,201
Foreign currency, at value (cost of $13,501 and $2,681,870, respectively)	13,501	2,719,547
Receivable for investments sold	131,308	710,888
Receivable for Fund shares sold	2,237	515,831
Dividends receivable	14,641	214,022
Foreign taxes recoverable	48,670	291,164
Unrealized appreciation on forward foreign currency exchange contracts	52,622	-
Due from Advisor	10,814	-
Total assets	21,573,342	231,833,962
Liabilities
Payable for investments purchased	219,719	-
Payable for Fund shares redeemed	9,322	840,029
Accrued advisory fee	-	98,715
Unrealized depreciation on forward foreign currency exchange contracts	67,509	-
Other accrued expenses and payables	151,002	175,641
Total liabilities	447,552	1,114,385
Net assets, at value	$ 21,125,790	$ 230,719,577
Net Assets
Net assets consist of: Undistributed net investment income	418,595	1,907,169
Net unrealized appreciation (depreciation) on: Investments	(2,561,448)	(5,175,062)
Foreign currency related transactions	(11,683)	61,055
Accumulated net realized gain (loss)	(24,071,328)	(113,835,220)
Paid-in capital	47,351,654	347,761,635
Net assets, at value	$ 21,125,790	$ 230,719,577

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of October 31, 2002 (continued)
Net Asset Value
Class A Net assets applicable to shares outstanding	$ 106,787	$ 795,603
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	16,501	105,176
Net Asset Value and redemption price per share	$ 6.47	$ 7.56
Maximum offering price per share ($100 / 94.25 of $6.47 and $7.56, respectively)	$ 6.86	$ 8.02
Class B Net assets applicable to shares outstanding	$ 137,303	$ 277,786
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	21,435	37,414
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$ 6.41	$ 7.42
Class C Net assets applicable to shares outstanding	$ 330,494	$ 642,146
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	51,387	86,520
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$ 6.43	$ 7.42
Institutional Class Net assets applicable to shares outstanding	$ 11,547,758	$ 68,547,525
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	655,666	5,135,120
Net Asset Value, offering and redemption price per share	$ 17.61	$ 13.35
Investment Class Net assets applicable to shares outstanding	$ 9,003,448	$ 12,718,505
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	539,428	967,756
Net Asset Value, offering and redemption price per share	$ 16.69	$ 13.14
Premier Class Net assets applicable to shares outstanding	-	$ 147,738,012
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	-	11,123,511
Net Asset Value, offering and redemption price per share	-	$ 13.28

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the year ended October 31, 2002
Investment Income	Scudder European Equity Fund	Scudder International Select Equity Fund
Income: Dividends (net of foreign taxes withheld of $64,021 and $506,126, respectively)	$ 561,904	$ 4,819,099
Interest	17,130	93,865
Total Income	579,034	4,912,964
Expenses: Advisory fee	203,524	1,762,700
Administration fee	87,225	751,705
Distribution and shareholder servicing fees	32,343	32,850
Custody fees	241,439	258,863
Legal	-	20,870
Auditing	24,428	28,047
Trustees' fees and expenses	16,831	15,603
Reports to shareholders	37,934	36,753
Registration fees	59,130	56,221
Other	13,788	21,471
Total expenses, before expense reductions	716,642	2,985,083
Expense reductions	(308,202)	(432,954)
Total expenses, after expense reductions	408,440	2,552,129
Net investment income (loss)	170,594	2,360,835
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(1,943,797)	(35,116,699)
Written options	(4,972)	-
Foreign currency related transactions	253,866	(29,483)
	(1,694,903)	(35,146,182)
Net unrealized appreciation (depreciation) during the period on: Investments	(2,251,970)	14,905,961
Foreign currency related transactions	12,030	143,437
	(2,239,940)	15,049,398
Net gain (loss) on investment transactions	(3,934,843)	(20,096,784)
Net increase (decrease) in net assets resulting from operations	$ (3,764,249)	$ (17,735,949)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Scudder European Equity Fund
Increase (Decrease) in Net Assets	Years Ended October 31,
	2002	2001
Operations: Net investment income (loss)	$ 170,594	$ 243,298
Net realized gain (loss) on investment transactions	(1,694,903)	(18,091,851)
Net unrealized appreciation (depreciation) on investment transactions during the period	(2,239,940)	(118,126)
Net increase (decrease) in net assets resulting from operations	(3,764,249)	(17,966,679)
Distributions to shareholders from: Net investment income: Institutional Class	-	(602,277)
Investment Class	-	(424,790)
Fund share transactions: Proceeds from shares sold	39,984,019	183,371,160
Reinvestment of distributions	-	905,460
Cost of shares redeemed	(50,561,378)	(210,232,029)
Net increase (decrease) in net assets from Fund share transactions	(10,577,359)	(25,955,409)
Increase (decrease) in net assets	(14,341,608)	(44,949,155)
Net assets at beginning of period	35,467,398	80,416,553
Net assets at end of period (including undistributed and accumulated distributions in excess of net investment income of $418,595 and $5,866, respectively)	$ 21,125,790	$ 35,467,398

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Scudder International Select Equity Fund
Increase (Decrease) in Net Assets	Years Ended October 31,
	2002	2001
Operations: Net investment income (loss)	$ 2,360,835	$ 1,195,962
Net realized gain (loss) on investment transactions	(35,146,182)	(79,476,059)
Net unrealized appreciation (depreciation) on investment transactions during the period	15,049,398	5,294,448
Net increase (decrease) in net assets resulting from operations	(17,735,949)	(72,985,649)
Distributions to shareholders from: Net investment income: Institutional Class	(50,627)	-
Premier Class	(499,006)	(1,267,033)
Net realized gains: Institutional Class	-	(4,775,693)
Investment Class		(1,194,544)
Premier Class	-	(19,797,850)
Fund share transactions: Proceeds from shares sold	160,118,372	437,622,447
Reinvestment of distributions	542,453	25,468,808
Cost of shares redeemed	(146,865,404)	(406,021,459)
Net increase (decrease) in net assets from Fund share transactions	13,795,421	57,069,796
Increase (decrease) in net assets	(4,490,161)	(42,950,973)
Net assets at beginning of period	235,209,738	278,160,711
Net assets at end of period (including undistributed net investment income of $1,907,169 and $125,450, respectively)	$ 230,719,577	$ 235,209,738

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder European Equity Fund

Class A
Years Ended October 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.46	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.04[b]	-[c]
Net realized and unrealized gain (loss) on investment transactions	(1.03)	(2.54)
Total from investment operations	(.99)	(2.54)
Net asset value, end of period	$ 6.47	$ 7.46
Total Return (%)[d]	(13.27)	(25.40)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	107	283
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	2.67	1.88*
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	1.54	1.53*
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	1.50	1.50*
Ratio of net investment income (loss) (%)	.60	.25*
Portfolio turnover rate (%)	169	238
[a] For the period from February 28, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Scudder European Equity Fund

Class B
Years Ended October 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.42	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	(.01)[b]	(.01)
Net realized and unrealized gain (loss) on investment transactions	(1.00)	(2.57)
Total from investment operations	(1.01)	(2.58)
Net asset value, end of period	$ 6.41	$ 7.42
Total Return (%)[c]	(13.61)	(25.80)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	137	67
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	3.49	2.63*
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	2.29	2.28*
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	2.25	2.25*
Ratio of net investment income (loss) (%)	(.12)	(.26)*
Portfolio turnover rate (%)	169	238
[a] For the period from February 28, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Scudder European Equity Fund

Class C
Years Ended October 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.45	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	-[b,c]	(.01)
Net realized and unrealized gain (loss) on investment transactions	(1.02)	(2.54)
Total from investment operations	(1.02)	(2.55)
Net asset value, end of period	$ 6.43	$ 7.45
Total Return (%)[d]	(13.69)	(25.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	330	94
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	3.55	2.63*
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	2.29	2.28*
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	2.25	2.25*
Ratio of net investment income (loss) (%)	.05	(.29)*
Portfolio turnover rate (%)	169	238
[a] For the period from February 28, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Scudder European Equity Fund

Institutional Class
Years Ended October 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 20.19	$ 28.44	$ 11.43	$ 13.50	$ 12.81
Income (loss) from investment operations:
Net investment income (loss)	.15[a]	.23	(1.37)	.29	.15
Net realized and unrealized gain (loss) on investment transactions	(2.73)	(8.11)	16.20	2.04	1.68
Total from investment operations	(2.58)	(7.88)	14.83	2.33	1.83
Less distributions from: Net investment income	-	(.37)	(.08)	(.29)	(.24)
Net realized gains on investment transactions	-	-	-	(4.11)	(.90)
Total distributions	-	(.37)	(.08)	(4.40)	(1.14)
Other Capital Changes[b]	-	-	2.26	-	-
Net asset value, end of period	$ 17.61	$ 20.19	$ 28.44	$ 11.43	$ 13.50
Total Return (%)[c]	(12.78)	(28.10)	149.63	21.18	15.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11,548	21,612	50,677	897	5,387
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	2.36	1.63	1.94	1.64	1.13
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	1.29	1.28	1.28	-	-
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	1.25	1.25	1.25	.90	.90
Ratio of net investment income (loss) (%)	.75	.48	.92	1.23	1.12
Portfolio turnover rate (%)	169	238	377	80	49
[a] Based on average shares outstanding during the period.
[b] Represents one-time gain from accounting for cancellation of certain shareholder trades.
[c] Total return would have been lower had certain expenses not been reduced.

Scudder European Equity Fund

Investment Class
Years Ended October 31,	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.18	$ 27.11	$ 14.63
Income (loss) from investment operations:
Net investment income (loss)	.07[b]	.03	.04
Net realized and unrealized gain (loss) on investment transactions	(2.56)	(7.55)	11.48
Total from investment operations	(2.49)	(7.52)	11.52
Less distributions from: Net investment income	-	(.41)	-
Total distributions	-	(.41)	-
Other Capital Changes[c]	-	-	.96
Net asset value, end of period	$ 16.69	$ 19.18	$ 27.11
Total Return (%)[d]	(12.98)	(28.17)	85.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	9,003	13,411	29,739
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	2.59	1.88	2.07*
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	1.54	1.53	1.54*
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	1.50	1.50	1.50*
Ratio of net investment income (loss) (%)	.36	.24	.36*
Portfolio turnover rate (%)	169	238	377
[a] For the period from December 23, 1999 (commencement of sales of Investment Class shares) to October 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Represents one-time gain from accounting for cancellation of certain shareholder trades.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Scudder International Select Equity Fund

Class A
Years Ended October 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.19	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.03[b]	(.01)
Net realized and unrealized gain (loss) on investment transactions	(.66)	(1.80)
Total from investment operations	(.63)	(1.81)
Net asset value, end of period	$ 7.56	$ 8.19
Total Return (%)	(7.69)	(18.10)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	796	484
Ratio of expenses (includes interest expense paid by the Fund) (%)	1.42	1.41*
Ratio of expenses (excludes interest expense paid by the Fund) (%)	1.41	1.40*
Ratio of net investment income (loss) (%)	.34	(.15)*
Portfolio turnover rate (%)	178	220
[a] For the period February 28, 2001 (commencement of sales of Class A shares) to October 31, 2001. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Scudder International Select Equity Fund

Class B
Years Ended October 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.11	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	(.02)[b]	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.67)	(1.87)
Total from investment operations	(.69)	(1.89)
Net asset value, end of period	$ 7.42	$ 8.11
Total Return (%)	(8.51)	(18.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	278	80
Ratio of expenses (includes interest expense paid by the Fund) (%)	2.17	2.16*
Ratio of expenses (excludes interest expense paid by the Fund) (%)	2.16	2.15*
Ratio of net investment income (loss) (%)	(.25)	(.43)*
Portfolio turnover rate (%)	178	220
[a] For the period February 28, 2001 (commencement of sales of Class B shares) to October 31, 2001. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Scudder International Select Equity Fund

Class C
Years Ended October 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.11	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	(.09)[b]	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.60)	(1.87)
Total from investment operations	(.69)	(1.89)
Net asset value, end of period	$ 7.42	$ 8.11
Total Return (%)	(8.51)	(18.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	642	105
Ratio of expenses (includes interest expense paid by the Fund) (%)	2.17	2.16*
Ratio of expenses (excludes interest expense paid by the Fund) (%)	2.16	2.15*
Ratio of net investment income (loss) (%)	(1.13)	(.53)*
Portfolio turnover rate (%)	178	220
[a] For the period February 28, 2001 (commencement of sales of Class C shares) to October 31, 2001. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Scudder International Select Equity Fund

Institutional Class
Years Ended October 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 14.45	$ 21.50	$ 18.10	$ 12.02	$ 11.62
Income (loss) from investment operations:
Net investment income (loss)	.12[a]	.08	(.85)	(.09)	.12
Net realized and unrealized gain (loss) on investment transactions	(1.21)	(5.14)	4.57	6.91	.90
Total from investment operations	(1.09)	(5.06)	3.72	6.82	1.02
Less distributions from: Net investment income	(.01)	-	(.04)	(.07)	(.23)
Net realized gains on investment transactions	-	(1.99)	(.28)	(.67)	(.39)
Total distributions	(.01)	(1.99)	(.32)	(.74)	(.62)
Net asset value, end of period	$ 13.35	$ 14.45	$ 21.50	$ 18.10	$ 12.02
Total Return (%)	(7.55)	(25.57)	20.68	59.39[b]	9.28[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	68,548	65,548	55,043	61,577	5,419
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	1.17	1.16	.96	2.21	2.89
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	1.17	1.16	.96	-	-
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	1.16	1.15	.96	.90	.90
Ratio of net investment income (loss) (%)	.80	.36	(.16)	.52	.92
Portfolio turnover rate (%)	178	220	233	239	127
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Scudder International Select Equity Fund

Investment Class
Years Ended October 31,	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 14.24	$ 21.31	$ 18.09
Income (loss) from investment operations:
Net investment income (loss)	.06[a]	-[b]	.01
Net realized and unrealized gain (loss) on investment transactions	(1.16)	(5.08)	3.49
Total from investment operations	(1.10)	(5.08)	3.50
Less distributions from: Net investment income	-	(1.99)	(.28)
Total distributions	-	(1.99)	(.28)
Net asset value, end of period	$ 13.14	$ 14.24	$ 21.31
Total Return (%)	(7.72)	(25.88)	(19.41)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	12,719	9,661	9,430
Ratio of expenses (includes interest expense paid by the Fund) (%)	1.42	1.41	1.28
Ratio of expenses (excludes interest expense paid by the Fund) (%)	1.41	1.40	1.28
Ratio of net investment income (loss) (%)	.43	.12	.04
Portfolio turnover rate (%)	178	220	233
[a] Based on average shares outstanding during the period. [b] Amount is less than $.005

Scudder International Select Equity Fund

Premier Class
Years Ended October 31,	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.37	$ 21.48	$ 27.67
Income (loss) from investment operations:
Net investment income (loss)	.15[b]	.08	.07
Net realized and unrealized gain (loss) on investment transactions	(1.19)	(5.08)	(6.26)
Total from investment operations	(1.04)	(5.00)	(6.19)
Less distributions from: Net investment income	(.05)	(.12)	-
Net realized and unrealized gain (loss) on investment transactions	-	(1.99)	-
Total distributions	(.05)	(2.11)	-
Net asset value, end of period	$ 13.28	$ 14.37	$ 21.48
Total Return (%)[c]	(7.31)	(25.44)	(22.37)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	147,738	159,332	213,688
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	1.18	1.16	1.15*
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	.91	.91	.90*
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	.90	.90	.90*
Ratio of net investment income (loss) (%)	1.04	.52	.56*
Portfolio turnover rate (%)	178	220	233
[a] For the period February 29, 2000 (commencement of sales of Premier Class shares) to October 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

European Equity Fund and International Select Equity Fund ("Scudder European Equity Fund" and "Scudder International Select Equity Fund" or the "Funds"), are each a diversified series of Morgan Grenfell Investment Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a business trust under the laws of the state of Delaware.

The European Equity Fund offers five classes of shares to investors: Class A shares, Class B shares, Class C shares, Institutional Class shares and Investment Class shares. The International Select Equity Fund offers six classes of shares to investors: Class A shares, Class B shares, Class C shares, Institutional Class shares, Investment Class shares and Premier Class shares.

These multiple classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares and Premier Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Investment Class shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of each Fund have equal rights with respect to voting subject to class-specific arrangements.

Each Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by each Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of each Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. Each Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, each Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002, the European Equity Fund had a net tax basis capital loss carryforward of approximately $23,645,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($3,398,000), October 31, 2009 ($18,661,000) and October 31, 2010 ($1,586,000), the respective expiration dates, whichever occurs first.

At October 31, 2002, the International Select Equity Fund had a net tax basis capital loss carryforward of approximately $113,058,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until October 31, 2009 ($76,700,000) and October 31, 2010 ($36,358,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Fund.

At October 31, 2002, each Fund's components of distributable earnings (accumulated loss) on a tax-basis are as follows:

	European Equity Fund	International Select Equity Fund
Undistributed ordinary income	$ 416,326	$ 1,907,954
Undistributed net long-term capital gains	$ -	$ -
Capital loss carryforwards	$ (23,645,000)	$ (113,058,000)
Net unrealized appreciation (depreciation) on investments	$ (2,988,008)	$ (5,953,046)

Cash. Cash includes deposits held at the Fund's custodian in a variable rate account at the applicable interest rate.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as each Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
European Equity Fund	$ 47,505,113	$ 57,368,433
International Select Equity Fund	449,969,547	440,053,164

Transactions in written options for the year ended October 31, 2002 are summarized as follows:

European Equity Fund	Number of Contracts	Premiums
Outstanding, at beginning of year	205	$ 30,078
Options written	-	-
Options closed	(14)	(2,085)
Options expired	(191)	(27,993)
Outstanding, at end of year	-	$ -

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG.

Deutsche Asset Management, Inc. ("DeAM, Inc."), an indirect wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the European Equity Fund and Deutsche Asset Management Investment Services Limited ("DeAMIS"), also an indirect wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the International Select Equity Fund and serves as subadvisor with respect to the investment and reinvestment of assets in the European Equity Fund. DeAM, Inc. is the Administrator for each Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreements the Advisor directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. The Advisory fees payable under the Investment Advisory Agreements are equal to an annual rate of 0.70% of each Fund's average daily net assets, computed and accrued daily and payable monthly.

Administration. For its services as Administrator, DeAM, Inc. receives a fee (the "Administration Fee") of 0.30% of the average daily net assets of each Fund, computed and accrued daily and payable monthly. For the year ended October 31, 2002, the Administration Fees were as follows:

Administration Fee	Total Aggregated	Unpaid at October 31, 2002
European Equity Fund	$ 87,225	$ 292
International Select Equity Fund	$ 751,705	$ 56,347

For the year ended October 31, 2002, the Advisor and Administrator have contractually agreed to waive their fees or reimburse expenses of each Fund to the extent necessary to maintain the annualized expenses of each class as follows:

	European Equity Fund	International Select Equity Fund
Class A	1.50	1.50
Class B	2.25	2.25
Class C	2.25	2.25
Institutional Class	1.25	1.25
Investment Class	1.50	1.50
Premier Class	-	0.90

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Prior to August 19, 2002, ICC Distributors, Inc. ("ICCD") was the distributor for each Fund. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For the year ended October 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2002
European Equity Fund
Class A	$ 512	$ 75
Class B	928	184
Class C	2,017	442
	$ 3,457	$ 701
International Select Equity Fund
Class A	$ 1,059	$ 123
Class B	1,133	142
Class C	2,430	255
	$ 4,622	$ 520

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B, C and Investment Class shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2002, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at August 31, 2002	Effective Rate
European Equity Fund
Class B	$ 309	$ 28	0.25%
Class C	672	69	0.25%
Investment Class	27,905	28,685	0.25%
	$ 28,886	$ 28,782
International Select Equity Fund
Class B	$ 378	$ 47	0.25%
Class C	810	85	0.25%
Investment Class	27,040	5,164	0.25%
	$ 28,228	$ 5,296

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Prior to August 19, 2002, ICCD was the principal underwriter for the Funds. Underwriting commissions paid to SDI in connection with the distribution of Class A shares of European Equity and International Select Equity Fund for the year ended October 31, 2002 aggregated $1,771 and $2,228, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2002, the CDSC for Class B and C shares was as follows:

Underwriting Fee	Aggregated
European Equity Fund
Class B	$ 375
Class C	185
$ 560
International Select Equity Fund
Class B	$ 113
Class C	-
$ 113

Trustees' Fees and Expenses. Each Fund pays each Trustees not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Forward Foreign Currency Commitments

As of October 31, 2002, the European Equity Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (US$)
CHF	1,072,849	USD	731,302	11/27/2002	4,068
GBP	103,586	EUR	161,905	11/27/2002	79
USD	117,858	CHF	176,144	11/27/2002	1,541
USD	324,789	CHF	484,748	11/27/2002	3,799
USD	401,166	CHF	594,969	11/27/2002	2,136
USD	425,104	EUR	433,824	11/27/2002	4,073
USD	457,989	EUR	468,071	11/27/2002	5,068
USD	415,420	EUR	423,734	11/27/2002	3,775
USD	311,050	EUR	317,450	11/27/2002	2,999
USD	142,254	EUR	145,797	11/27/2002	1,981
USD	80,953	EUR	82,504	11/27/2002	667
USD	601,749	EUR	611,844	11/27/2002	3,541
USD	70,000	EUR	71,751	11/27/2002	982
USD	406,000	EUR	413,147	11/27/2002	2,722
USD	115,234	GBP	73,808	11/27/2002	72
USD	69,748	GBP	44,978	11/27/2002	519
USD	143,557	GBP	92,817	11/27/2002	1,445
USD	160,132	GBP	102,878	11/27/2002	588
USD	100,000	GBP	64,317	11/27/2002	478
USD	179,856	NOK	1,358,902	11/27/2002	2,251
USD	426,871	SEK	4,008,024	11/27/2002	9,838
					$ 52,622

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Depreciation (US$)
CHF	812,159	USD	546,430	11/27/2002	(4,095)
CHF	159,806	USD	106,000	11/27/2002	(2,325)
DKK	1,300,814	USD	171,239	11/27/2002	(1,901)
DKK	3,204,189	USD	417,397	11/27/2002	(9,084)
EUR	436,478	USD	422,402	11/27/2002	(9,401)
EUR	138,766	USD	135,468	11/27/2002	(1,812)
EUR	109,743	USD	107,477	11/27/2002	(1,090)
EUR	575,443	USD	561,632	11/27/2002	(7,646)
EUR	218,377	USD	212,000	11/27/2002	(4,037)
EUR	860,069	USD	840,000	11/27/2002	(10,826)
GBP	81,268	USD	124,858	11/27/2002	(2,102)
GBP	74,194	USD	114,786	11/27/2002	(1,122)
GBP	56,065	USD	86,893	11/27/2002	(693)
NOK	302,439	USD	40,476	11/27/2002	(54)
NOK	1,056,463	USD	140,993	11/27/2002	(584)
SEK	119,823	USD	12,780	11/27/2002	(276)
SEK	301,072	USD	32,591	11/27/2002	(213)
SEK	407,830	USD	43,881	11/27/2002	(556)
SEK	3,179,299	USD	339,187	11/27/2002	(7,225)
USD	194,874	EUR	196,809	11/27/2002	(174)
CHF	658,530	EUR	450,000	11/27/2002	(1,207)
USD	600,707	DKK	4,505,002	11/27/2002	(1,086)
					$ (67,509)

Currency Abbreviation
CHF	Swiss Franc	EUR	Euro
DKK	Danish Krone	GBP	British Pound
SEK	Swedish Krona	NOK	Norwegian Krone
USD	United States Dollar

E. Line of Credit

Each Fund and several other affiliated funds (the "Participants") share in a $50 million revolving credit facility administered by Bank of Nova Scotia for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 1.0 percent.

F. Share Transactions

European Equity Fund

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	154,982	$ 1,173,113	315,222	$ 2,518,601*
Class B	16,075	121,406	12,634	114,395*
Class C	43,683	340,880	14,995	131,092*
Institutional Class	703,896	14,504,153	3,893,490	101,431,239
Investment Class	1,232,707	23,844,467	3,335,001	79,175,833
		$ 39,984,019		$ 183,371,160
Shares issued to shareholders in reinvestment of distributions
Class A	-	-	-	$ -*
Class B	-	-	-	-*
Class C	-	-	-	-*
Institutional Class	-	-	18,556	521,428
Investment Class	-	-	14,362	384,032
		-		$ 905,460
Shares redeemed
Class A	(176,467)	$ (1,322,212)	(277,236)	$ (2,221,658)*
Class B	(3,736)	(23,330)	(3,538)	(24,872)*
Class C	(4,962)	(36,504)	(2,329)	(16,373)*
Institutional Class	(1,118,766)	(22,105,229)	(4,622,548)	(118,680,309)
Investment Class	(1,392,608)	(27,074,103)	(3,746,923)	(89,288,817)
		$ (50,561,378)		$ (210,232,029)
Net increase (decrease)
Class A	(21,485)	$ (149,099)	37,986	$ 296,943*
Class B	12,339	98,076	9,096	89,523*
Class C	38,721	304,376	12,666	114,719*
Institutional Class	(414,870)	(7,601,076)	(710,502)	(16,727,642)
Investment Class	(159,901)	(3,229,636)	(397,560)	(9,728,952)
		$ (10,577,359)		$ (25,955,409)

* For the period from February 28, 2001 (commencement of sales of Class A, B and C shares) to October 31, 2001.

International Select Equity Fund

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	271,895	$ 2,253,046	541,815	$ 4,820,228*
Class B	32,074	252,911	9,831	92,236*
Class C	364,069	2,816,419	12,884	123,029*
Institutional Class	7,474,403	109,597,693	19,163,111	336,432,489
Investment Class	3,068,969	44,989,312	5,911,641	95,487,716
Premier Class	2,338	208,991	41,389	666,749
		$ 160,118,372		$ 437,622,447
Shares issued to shareholders in reinvestment of distributions
Institutional Class	2,842	43,447	176,484	3,270,251
Investment Class	-	$ -	61,781	$ 1,133,674
Premier Class	32,873	499,006	1,139,194	21,064,883
		$ 542,453		$ 25,468,808
Shares redeemed
Class A	(225,868)	$ (1,930,511)	(482,666)	$ (4,372,440)*
Class B	(4,491)	(36,907)	-	-*
Class C	(290,433)	(2,262,886)	-	-*
Institutional Class	(6,878,539)	(101,226,881)	(17,363,496)	(307,834,875)
Investment Class	(2,779,471)	(41,396,259)	(5,737,610)	(93,212,456)
Premier Class	(739)	(11,960)	(38,278)	(601,688)
		$ (146,865,404)		$ (406,021,459)
Net increase (decrease)
Class A	46,027	$ 322,535	59,149	$ 447,788*
Class B	27,583	216,004	9,831	92,236*
Class C	73,636	553,533	12,884	123,029*
Institutional Class	598,706	8,414,259	1,976,099	31,867,865
Investment Class	289,498	3,593,053	235,812	3,408,934
Premier Class	34,472	696,037	1,142,305	21,129,944
		$ 13,795,421		$ 57,069,796

* For the period from February 28, 2001 (commencement of sales of Class A, B and C shares) to October 31, 2001.

Report of Independent Accountants

To the Board of Trustees of Morgan Grenfell Investment Trust and Shareholders of European Equity Fund and International Select Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of European Equity Fund and International Select Equity Fund (the "Funds") at October 31, 2002, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts December 19, 2002

Tax Information (Unaudited)

During the year ended October 31, 2002, the Funds earned income from foreign sources and paid foreign taxes. Pursuant to Section 853 of the Internal Revenue Code, each Fund's designations were as follows:

Fund	Foreign Income	Per Share	Foreign Tax Withheld	Per Share
European Equity Fund	$ 353,595	$ 0.27	$ 64,020	$ 0.05
International Select Equity Fund	$ 2,802,200	$ 0.16	$ 506,126	$ 0.03

Shareholder Meeting Results

Scudder European Equity Fund

A Special Meeting of Shareholders of Scudder European Equity Fund (a "DeAM, Inc. fund"), a series of Morgan Grenfell Investment Trust (the "Trust"), was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

	Number of Votes:
	For	Withheld
Richard R. Burt	185,348,354	671,426
S. Leland Dill	185,348,354	671,426
Martin J. Gruber	185,350,142	669,638
Richard T. Hale	185,328,936	690,844
Joseph R. Hardiman	185,348,354	671,426
Richard J. Herring	185,350,142	669,638
Graham E. Jones	185,350,142	669,638
Rebecca W. Rimel	185,350,142	669,638
Philip Saunders, Jr.	185,350,040	669,740
William N. Searcy	185,328,834	690,946
Robert H. Wadsworth	185,350,040	669,740

2. To approve new investment advisory agreements (each a "New Advisory Agreement" and collectively, the "New Advisory Agreements") between each DeAM, Inc. fund and Deutsche Asset Management, Inc. ("DeAM, Inc.").

Affirmative	Against	Abstain
862,069	31,039	30,563

3. To approve a sub-advisory agreement between DeAM, Inc. and Deutsche Asset Management Investment Services Limited ("DeAMIS").

Affirmative	Against	Abstain
860,035	32,935	30,701

Scudder International Select Equity Fund

A Special Meeting of Shareholders of Scudder International Select Equity Fund (a "DeAMIS fund"), a series of Morgan Grenfell Investment Trust (the "Trust"), was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

	Number of Votes:
	For	Withheld
Richard R. Burt	185,348,354	671,426
S. Leland Dill	185,348,354	671,426
Martin J. Gruber	185,350,142	669,638
Richard T. Hale	185,328,936	690,844
Joseph R. Hardiman	185,348,354	671,426
Richard J. Herring	185,350,142	669,638
Graham E. Jones	185,350,142	669,638
Rebecca W. Rimel	185,350,142	669,638
Philip Saunders, Jr.	185,350,040	669,740
William N. Searcy	185,328,834	690,946
Robert H. Wadsworth	185,350,040	669,740

2. To approve new investment advisory agreements (each a "New DeAMIS Advisory Agreement" and collectively, the "New DeAMIS Advisory Agreements") between each DeAMIS fund and Deutsche Asset Management Investment Services Limited ("DeAMIS").

Affirmative	Against	Abstain
16,219,699	29,399	113,049

Trustees and Officers

Non-Interested Trustees
Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		67
S. Leland Dill 3/28/30 Trustee since 2002	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	65
Martin J. Gruber 7/15/37 Trustee since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, CREF (since 2000); Director, S.G. Cowen Mutual Funds (1985-2001), Japan Equity Fund, Inc. (since 1992), Thai Capital Fund, Inc. (since 2000) and Singapore Fund, Inc. (since 2000) (registered investment companies).	66
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		65
Richard J. Herring 2/18/46 Trustee since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since 1972); Director, Lauder Institute of International Management Studies (since 2000); Co-Director, Wharton Financial Institutions Center (since 2000) and Vice Dean and Director, Wharton Undergraduate Division (1995-2000).	65
Graham E. Jones 1/31/33 Trustee since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	65
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management (1994-2002).	65
Philip Saunders, Jr. 10/11/35 Trustee since 2002	Principal, Philip Saunders Associates (Economic and Financial Consulting) (since 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	65
William N. Searcy 9/03/46 Trustee since 1993	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	65
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002); President, Investment Company Administration, L.L.C. (1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (1990-January 2002); Vice President, Professionally Managed Portfolios (1999-2002) and Advisors Series Trust (1997-2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (1994-1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		68

Interested Trustee
Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman and Trustee since 2002	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999).
200

Officers
Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
William F. Glavin, Jr.[5] 8/30/58 President since 2002	Managing Director of Deutsche Asset Management, Inc., Vice President and Director of Scudder Distributors, Inc., Trustee, Crossroads for Kids, Inc. (serves at risk children).
David W. Baldt[6] 7/4/49 Vice President since 1995	Managing Director of Active Fixed Income, Deutsche Asset Management, Inc. (1989-present).
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (2000-present). Formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992).
Charles A. Rizzo[5] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Secretary since 1999	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management (2002-present). Formerly, Vice President, Deutsche Asset Management (2000-2002); Partner, Freedman, Levy, Kroll & Simonds (1997-1999).
Amy M. Olmert 5/14/63 Assistant Secretary since 2002	Director, Deutsche Asset Management (1999-present); Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporate (now Deutsche Bank Securities Inc.) (1997-1999); Senior Manager and other positions, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1988-1997).

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Morgan Grenfell Investment Trust of which these funds are a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.
6 Address: 150 S. Independence Square West, Philadelphia, PA 19106.

The fund's Statement of Additional Information includes additional information about the Fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Flag Investors
Communications Fund*
Scudder Global Biotechnology Fund*
Scudder Growth Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Micro Cap Fund*
Scudder Mid Cap Fund*
Scudder Small Cap Fund*
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Top 50 US Fund*
Value Funds
Scudder Contrarian Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Flag Investors
Equity Partners Fund*
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder-RREEF Real Estate Securities Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Multicategory/Asset Allocation Funds
Scudder Asset Management Fund*
Scudder Flag Investors Value Builder Fund*
Scudder Focus Value+Growth Fund
Scudder Lifecycle Mid Range Fund*
Scudder Lifecycle Long Range Fund*
Scudder Lifecycle Short Range Fund*
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
Scudder Target 2012 Fund
Scudder Total Return Fund
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder European Equity Fund*
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Equity Fund*
Scudder International Select Equity Fund*
Scudder Japanese Equity Fund*
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder Cash Reserves Fund
Scudder Fixed Income Fund*
Scudder High Income Plus Fund*,**
Scudder High Income Fund***
Scudder High Income
Opportunity Fund****
Scudder Income Fund
Scudder PreservationPlus Fund*
Scudder PreservationPlus Income Fund*
Scudder Short-Term Bond Fund
Scudder Short-Term Fixed Income Fund*
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Municipal Bond Fund*
Scudder New York Tax-Free Income Fund
Scudder Short-Term Municipal Bond Fund*
Index-Related Funds
Scudder EAFE ® Equity Index Fund*
Scudder Equity 500 Index Fund*
Scudder Quantitative Equity Fund*
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Hale and Dorr LLP

60 State Street Boston, MA 02109
Shareholder Service Agent and Transfer Agent

Investment Company Capital Corporation c/o Scudder Investments

811 Main Street Kansas City, MO 64105
Custodian

Brown Brothers Harriman & Co.

40 Water Street Boston, MA 02109
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes

Notes